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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of National Property Analysts Master Limited Partnership ("NPAMLP") on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert McKinney, President of Feldman International, Inc., the Equity General Partner of NPAMLP certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

                                        NATIONAL PROPERTY ANALYSTS MASTER
                                        LIMITED PARTNERSHIP
                                        (Registrant)

                                        Date: August 12, 2005

                                        By: Feldman International Inc.,
                                            its equity general partner


                                        By: /s/ Robert McKinney
                                            ------------------------------------
                                        Name: Robert McKinney
                                        Title: President